EXHIBIT 10.1

SERIES 1 INCREMENTAL REVOLVING CREDIT AGREEMENT

          SERIES 1 INCREMENTAL REVOLVING CREDIT AGREEMENT dated as of November 29, 2000 (this "Agreement") between CHART INDUSTRIES, INC. (the "Borrower"); each of the SUBSIDIARY BORROWERS party hereto; each of the SUBSIDIARY GUARANTORS party hereto; the SERIES 1 LENDERS party hereto; and THE CHASE MANHATTAN BANK, as Administrative Agent.

          The Borrower, the Subsidiary Borrowers, the Subsidiary Guarantors, each of the lenders that is a signatory thereto and the Administrative Agent are parties to a Credit Agreement dated as of April 12, 1999 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said lenders to the Borrower in an aggregate original principal amount not exceeding $300,000,000.

          Section 2.01(d) of the Credit Agreement contemplates that at any time and from time to time prior to December 30, 2001, the Borrower may request that the Lenders (as defined therein) offer to enter into commitments to make Incremental Revolving Credit Loans under and as defined in said Section 2.01(d), which Incremental Revolving Credit Loans may be made in one or more separate " series" of revolving loans but which in the aggregate may not exceed $10,000,000. The Borrower has now requested that $7,500,000 of Incremental Revolving Credit Loans under said Section 2.01(d) be made available to it in a single series of revolving loans (the "Series 1 Loans"). The Series 1 Lenders (as defined below) are willing to make such loans on the terms and conditions set forth below and in accordance with the applicable provisions of the Credit Agreement and, accordingly, the parties hereto hereby agree as follows:

ARTICLE I

DEFINED TERMS

          Terms defined in the Credit Agreement are used herein as defined therein. In addition, the following terms have the meanings specified below:

          "Series 1 Availability Period" means the period beginning on the Series 1 Effective Date and ending on the Series 1 Commitment Termination Date.

          "Series 1 Commitment" means, with respect to each Series 1 Lender, the commitment of such Lender to make Series 1 Loans hereunder. The amount of each Series 1 Lender's Series 1 Commitment is (i) set forth opposite such Series 1 Lender's signature hereto or (ii) evidenced by an assignment of such Series 1 Commitment pursuant to Section 10.04 of the Credit Agreement. The aggregate original amount of the Series 1 Commitments is $7,500,000.

          "Series 1 Commitment Termination Date" means November 28, 2001.

          "Series 1 Effective Date" means the date on which the conditions specified in Article IV are satisfied.

          "Series 1 Lender" means (a) on the date hereof, a Lender that has executed and delivered this Agreement and (b)  thereafter, the Lenders from time to time holding Series 1 Commitments or Series 1 Loans after giving effect to any assignments thereof pursuant to Section 10.04 of the Credit Agreement.

ARTICLE II

SERIES 1 LOANS

          Section 2.01.    Commitments. Subject to the terms and conditions set forth herein and in the Credit Agreement, each Series 1 Lender commits to make Series 1 Loans to the Borrower during the Series 1 Availability Period in an aggregate principal amount equal to such Series 1 Lender's Series 1 Commitment. The proceeds of Series 1 Loans shall be available for any use permitted under Section 6.08 of the Credit Agreement.

          Section 2.02.    Termination of Commitments. Unless previously terminated, the Series 1 Commitments shall terminate on the Series 1 Commitment Termination Date.

          Section 2.03.    Repayment of Loans. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Series 1 Lender the outstanding principal amount of the Series 1 Loans on the Series 1 Commitment Termination Date.

          Section 2.04.    Applicable Margin. The Applicable Margin for Series 1 Loans shall be 2.50% for ABR Loans and 3.50% for Eurodollar Loans.

          Section 2.05.    Commitment Fee. The Borrower agrees to pay to the Administrative Agent for account of each Series 1 Lender a commitment fee, which shall accrue at a rate per annum equal to 0.75% on the average daily unused amount of the Series 1 Commitment of such Series 1 Lender during the period from and including the Series 1 Effective Date to but excluding the earlier of the date such Series 1 Commitment terminates and the Series 1 Commitment Termination Date

          Section 2.06.    Status of Agreement. The Series 1 Commitments of each Series 1 Lender constitute Incremental Revolving Credit Commitments, the Series 1 Lenders constitute Incremental Revolving Credit Lenders and the Series 1 Loans constitutes a single "Series" of Incremental Revolving Credit Loans under Section 2.01(d) of the Credit Agreement.

Series 1 Incremental Revolving Credit Agreement

ARTICLE III

REPRESENTATION AND WARRANTIES; NO DEFAULTS

          The Borrower represents and warrants to the Lenders that (i) the representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to "this Agreement" included reference to this Agreement and (ii) no Default has occurred and is continuing.

ARTICLE IV

CONDITIONS

          The obligations of the Series 1 Lenders to make the Series 1 Loans is subject to the satisfaction of each of the following conditions precedent:

(a) Counterparts of Agreement. The Administrative Agent shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b) Opinions of Counsel to the Obligors. The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Series 1 Lenders and dated the Series 1 Effective Date) of counsel for the Obligors, covering such matters relating to the Obligors or this Agreement as the Administrative Agent shall request (and each Obligor hereby requests such counsel to deliver such opinions).

(c) Corporate Matters. The Administrative Agent shall have received such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Obligor, the authorization of the Borrowings of Series 1 Loans and any other legal matters relating to the Obligors, the Credit Agreement or this Agreement, all in form and substance reasonably satisfactory to the Administrative Agent.

(d) Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Series 1 Effective Date, including reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

Series 1 Incremental Revolving Credit Agreement

(e) Additional Conditions. The Administrative Agent shall have received a certificate, dated the Series 1 Effective Date and signed by a Financial Officer confirming that after giving effect to any Borrowing of Series 1 Loans (under the assumption that any such Borrowing had been consummated on the first day of the respective periods for which calculations are to be made under the covenants in Section 7.09 of the Credit Agreement (as amended by Amendment No. 2 dated as of October 10, 2000 thereto)), the Borrower would have been in compliance with the applicable provisions of Section 7.09 of the Credit Agreement.

ARTICLE V

CONFIRMATION OF COLLATERAL SECURITY

          Each Obligor hereby confirms that the obligations of the Borrower in respect of the Series 1 Loans under the Credit Agreement are entitled to the benefits of each of the Security Documents and shall constitute obligations that are secured by the collateral under and for all purposes of each Security Document.

ARTICLE VI

MISCELLANEOUS

          SECTION 6.01.    Expenses. The Obligors jointly and severally agree to pay, or reimburse the Administrative Agent for, (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, in connection with the syndication of the Series 1 Loans provided for herein and the preparation of this Agreement.

          SECTION 6.02.    Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when this Agreement shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 6.03.    Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

Series 1 Incremental Revolving Credit Agreement

          SECTION 6.04.    Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Series 1 Incremental Revolving Credit Agreement

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CHART INDUSTRIES, INC.

By	/s/ Don A. Baines
Name: Don A. Baines
Title: Chief Financial Officer and Treasurer

SUBSIDIARY BORROWERS

CHART HEAT EXCHANGERS LIMITED

By	/s/ Don A. Baines
Name: Don A. Baines
Title: Director

CHART-AUSTRALIA PTY, LTD.

By	/s/ Don A. Baines
Name: Don A. Baines
Title: Attorney-In-Fact

Series 1 Incremental Revolving Credit Agreement

SUBSIDIARY GUARANTORS

ALTEC, INC.

By	/s/ Don A. Baines
Name: Don A. Baines
Title: Assistant Secretary

CHART HEAT EXCHANGERS LIMITED PARTNERSHIP

By:	CHART MANAGEMENT COMPANY, INC., as its sole general partner

By	/s/ Don A. Baines
Name: Don A. Baines
Title: Secretary and Treasurer

CHART INDUSTRIES FOREIGN SALES CORPORATION

By	/s/ Don A. Baines
Name: Don A. Baines
Title: Secretary and Treasurer

CHART INTERNATIONAL INC.

By	/s/ Don A. Baines
Name: Don A. Baines
Title: Treasurer and Chief Financial Officer

Series 1 Incremental Revolving Credit Agreement

CHART MANAGEMENT COMPANY, INC.

By	/s/ Don A. Baines
Name: Don A. Baines
Title: Secretary and Treasurer

CHART LEASING, INC.

By	/s/ Don A. Baines
Name: Don A. Baines
Title: Secretary and Treasurer

CHART CRYOGENIC SERVICES, INC.

By	/s/ Don A. Baines
Name: Don A. Baines
Title: Assistant Secretary

CHART, INC.

By	/s/ Don A. Baines
Name: Don A. Baines
Title: Secretary and Treasurer

CHART INTERNATIONAL HOLDINGS, INC.

By	/s/ Don A. Baines
Name: Don A. Baines
Title: Secretary and Treasurer

CHART ASIA, INC.

By	/s/ Don A. Baines
Name: Don A. Baines
Title: Secretary and Treasurer

Series 1 Incremental Revolving Credit Agreement

CAIRE INC.

By	/s/ Don A. Baines
Name: Don A. Baines
Title: Secretary and Treasurer

ADMINISTRATIVE AGENT

THE CHASE MANHATTAN BANK, as Administrative Agent

By	/s/ Henry W. Centa
Name: Henry W. Centa
Title: Vice President

Series 1 Incremental Revolving Credit Agreement

SERIES 1 LENDERS

$2,500,000	THE CHASE MANHATTAN BANK

	By	/s/ Henry W. Centa
Name: Henry W. Centa
Title: Vice President

$2,500,000	NATIONAL CITY BANK

	By	/s/ Anthony J. DiMare
Name: Anthony J. DiMare
Title: Senior Vice President

$2,500,000	BANK ONE, MICHIGAN

	By	/s/ Patrick F. Dunphy
Name: Patrick F. Dunphy
Title: Vice President

Series 1 Incremental Revolving Credit Agreement